                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 24, 2002

                            THE ACKERLEY GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                  1-10321                                    91-1043807
-------------------------------------------  ---------------------------------------------
          (Commission File Number)                 (IRS Employee Identification No.)

                          1301 Fifth Avenue, Suite 4000
                            Seattle, Washington 98101
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (206) 624-2888

Item 5.  Other Events

         On January 24, 2002, the shareholders of The Ackerley Group, Inc. ("Ackerley Group"), a Delaware corporation, voted on and approved and adopted the Agreement and Plan of Merger, dated October 5, 2001, among Clear Channel Communications, Inc. ("Clear Channel"), CCMM Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of Clear Channel, and Ackerley Group, and approved the merger of Merger Sub with and into Ackerley Group.

         On January 24, 2002, Ackerley Group issued a press release attached hereto as Exhibit 99.1 announcing the shareholder approval. The information contained in the press release is incorporated herein by reference.

Item 7.  Exhibits

         99.1 Press Release dated January 24, 2002


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             THE ACKERLEY GROUP, INC.
Dated: January 24, 2002
                                             By: /s/ Christopher H. Ackerley
                                             -----------------------------------
                                             Name: Christopher H. Ackerley
                                             Title: President

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
                                 EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------
99.1                             Press Release Dated January 24, 2002


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